POWER OF ATTORNEY


      We, the undersigned Directors of America's Utility Fund, Inc. (the "Fund"), hereby severally constitute and appoint Daniel J. Ludeman, Paul F. Costello and Peter J. Quinn, Jr., and each of them singly, our true and lawful attorneys, with full power to them and each of them, to sign for us, and in our names and in the capacities indicated below, the Registration Statement on Form N-1A of the Fund and any and all amendments (including post-effective amendments) to said Registration Statement and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto our said attorneys, and each of them acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully to all intents and purposes as he might or could do in person, and hereby ratify and confirm all that said attorneys or either of them may lawfully do or cause to be done by virtue thereof.

      WITNESS our hands and common seal on the date set forth below.


SIGNATURE                         TITLE                        DATE

/s/ Daniel J. Ludeman
-------------------------         Chairman; Director        November 10, 1998
Daniel J. Ludeman

/s/ Paul F. Costello
------------------------          President; Principal      November 10, 1998
Paul F. Costello
Executive Officer

/s/ Terry L. Perkins
------------------------          Treasurer; Principal      November 10, 1998
Terry L. Perkins                  Financial and
                                  Accounting Officer

/s/ Peter J. Quinn, Jr.
------------------------          Director                  November 10, 1998
Peter J. Quinn, Jr.

/s/ Arnold H. Dreyfuss
------------------------          Director                  November 10, 1998
Arnold H. Dreyfuss

/s/ Thomas F. Keller
________________________          Director                  November 10, 1998
Thomas F. Keller


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

/s/ Louis W. Moelchert, Jr.
--------------------------        Director                  November 10, 1998
Louis W. Moelchert, Jr.

/s/ Troy A. Peery, Jr.
--------------------------        Director                  November 10, 1998
Troy A. Peery, Jr.

/s/ Arch T. Allen, III
--------------------------        Director                  November 10, 1998
Arch T. Allen, III

/s/ Weston E. Edwards
--------------------------        Director                  November 10, 1998
Weston E. Edwards

/s/  Jerry R. Barrentine
--------------------------        Director                  November 10, 1998
Jerry R. Barrentine

/s/ J. Garnett Nelson
--------------------------        Director                  November 10, 1998
J. Garnett Nelson


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